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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 25, 2000


                                   NVR, INC.
                                   ---------
            (Exact name of registrant as specified in its charter)



Virginia                         1-12378          54-1394360
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(State or other jurisdiction     (Commission      (IRS Identification Employer
of incorporation)                File Number)     Identification No.)


          7601 Lewinsville Road, Suite 300, McLean, Virginia  22102)
          ----------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (703) 761-2000
                                                     --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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     Item 5.  Other Events.
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     On October 25, 2000, NVR, Inc. issued a press release, which is set forth as Exhibit 99.2 to this Current Report, announcing that it is soliciting consents from holders of its 8% Senior Notes (the "Notes") due 2005 to amend the indenture governing the Notes. The Solicitation Statement is set forth as
Exhibit 99.1 to this Current Report. The purpose of the proposed amendment is to provide NVR with greater flexibility to continue to repurchase shares of its outstanding common stock as part of its strategy of maximizing shareholder value. The consent solicitation will expire at 5:00 p.m. New York City time on November 13, 2000, unless extended by NVR.
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Item 7(c).  Exhibits
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     Exhibit No.      Exhibits

     99.1             Solicitation Statement dated October 25, 2000

     99.2             Press Release of NVR, Inc. dated October 25, 2000
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NVR, Inc.


Dated:  October 26, 2000                   By: /s/  Paul C. Saville
                                               ---------------------------
                                               Paul C. Saville
                                               Senior Vice President and
                                                Chief Financial Officer